Exhibit 10.3

EXECUTION COPY

AMENDMENT NO. 2

TO

CREDIT AGREEMENT

This AMENDMENT NO. 2 to the CREDIT AGREEMENT (as defined below), dated as of November 1, 2007 (this “Amendment”), is entered into among HD SUPPLY, INC., a Delaware corporation (as successor by merger to HDS ACQUISITION SUBSIDIARY, INC., a Delaware corporation) (the “Borrower”), MERRILL LYNCH CAPITAL CORPORATION, as administrative agent (the “Administrative Agent”) and collateral agent for the Lenders and the Lenders party hereto (the “Lenders”), and amends the Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Credit Agreement dated as of August 30, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) was entered into among the Borrower, the several lenders from time to time parties thereto, the Administrative Agent, JPMORGAN CHASE BANK, N.A., as Issuing Lender, and LEHMAN BROTHERS INC. and J.P. MORGAN SECURITIES INC., as Co-Syndication Agents;

WHEREAS, Section 10.1 of the Credit Agreement provides that the Credit Agreement may be amended, modified and waived from time to time;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION ONE          Amendments.

1.          The Preamble is hereby amended by adding “and UBS Securities LLC as documentation agent (in such capacity, the “Documentation Agent”)” at the end thereof.

2.          Section 10.5 is hereby amended by replacing “Agents” with “the Administrative Agent, the Collateral Agent and the Co-Syndication Agents” wherever such term is used in Section 10.5.

SECTION TWO       Conditions to Effectiveness.  This Amendment shall become effective when the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and a counterpart of this Amendment signed on behalf of a number of Lenders sufficient to constitute the Required Lenders.

SECTION FOUR      Reference to and Effect on the Credit Agreement.  On and after giving effect to this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION FIVE        Costs and Expenses.  Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent and the Lenders incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent).

SECTION SIX          Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION SEVEN    Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[Signature Pages Follow]

2

HD SUPPLY, INC.,

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

[Amendment No. 2 to Cash Flow Credit Agreement]

MERRILL LYNCH CAPITAL CORPORATION,
as Administrative Agent, Collateral Agent, and Lender

By:	/s/ Don Burkitt
Name: Don Burkitt
Title: Vice President

[Cash Flow Amendment No. 2]

JPMORGAN CHASE BANK, N.A.,
as Lender

By:	/s/ Robert Anastasio
Name: Robert Anastasio
Title: Vice President

[Cash Flow Amendment No. 2]

LEHMAN BROTHERS COMMERCIAL BANK,
as Lender

By:	/s/ George Janes
Name: George Janes
Title: Chief Credit Officer

[Cash Flow Amendment No. 2]